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EXHIBIT 10.7

FALCON FINANCIAL, LLC

FIRST AMENDMENT TO
AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT

        This FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT (this "Amendment") is dated as of June 8, 1998 and entered into by and among Falcon Financial, LLC, SunAmerica Life Insurance Company and Goldman Sachs Mortgage Company and is made with reference to the Amended and Restated Senior Subordinated Loan Agreement dated as of January 7, 1998 by and among the parties hereto (the "Loan Agreement"). Capitalized terms used herein without definition shall have the same meanings set forth in the Loan Agreement.

        WHEREAS, the parties desire to amend the Loan Agreement to increase the portion of Loans available for working capital purposes;

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

        Section 1.    AMENDMENT TO THE LOAN AGREEMENT.    Section 2.4A of the Loan Agreement is hereby amended by deleting the term "$1,500,000" and replacing such term with the term "$3,000,000".

        Section 2.    MISCELLANEOUS

        A.    Reference to and effect on the Loan Agreement and other documents relating to the Loan Agreement.

            (i)  On and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Loan Agreement, and each reference in any other document relating to the Loan Agreement to the "Loan Agreement", "thereunder", "thereof", or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended by this Amendment.

           (ii)  Except as specifically amended by this Amendment, the Loan Agreement and any other documents relating to the Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed.

          (iii)  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the parties under, the Loan Agreement or any other document relating to the Loan Agreement.

        B.    Execution in Counterparts.    This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

        C.    Headings.    Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

        D.    Applicable Law.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

FALCON FINANCIAL, LLC
By:	/s/ DAVID A. KARP Name: David A. Karp Title: Chief Operating Officer
SUNAMERICA LIFE INSURANCE COMPANY
By:	/s/ JAMES K. HUNT Name: James K. Hunt Title: Authorized Agent
GOLDMAN SACHS MORTGAGE COMPANY
By:	GOLDMAN SACHS REAL ESTATE FUNDING CORP., its general partner
By:	/s/ ROBERT J. CHRISTIE Name: Robert J. Christie Title: Vice President

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  EXHIBIT 10.7